                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 19, 2005 (December 19, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

Rhode Island                            333-33182                       05-0509802

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(State or other jurisdiction            (Commission                     (IRS Employer
of incorporation)                       File Number)                    Identification Number)
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              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-02(b))

Item 7.01.          Regulation FD Disclosure

On December 19, 2005, Bancorp Rhode Island, Inc. issued a press release in which it announced that it would host a conference call at 10:00 a.m.  Eastern Time on
Wednesday,  December  21, to give  guidance  on its 2005  earnings  and  discuss prospects  for 2006.  The Exhibit  filed with Form 8-K dated  December 19, 2005, contained  inaccurate call in  information.  A copy of the correct press release relating to such  announcement,  dated December 19, 2005, is attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

(c)                  Exhibit

Exhibit No.          Exhibit

99.1                 Press Release dated December 19, 2005

                                  EXHIBIT INDEX

Exhibit No.          Exhibit
99.1                 Press Release Dated December 19, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANCORP RHODE ISLAND, INC.

                                                     By:        /s/ Linda H. Simmons
                                                        ----------------------------
                                                                    Linda H. Simmons
                                                                    Chief Financial Officer

Date:  December 19, 2005